UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2011

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the March 8, 2012 Annual Meeting of Planar Systems, Inc. (the “Company”), the Company’s shareholders voted on the following matters: (i) the election of two directors, each for a three-year term; (ii) the approval of an amendment to the Company’s Second Restated Articles of Incorporation to eliminate the classified structure of the Company’s Board of Directors; and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ended September 28, 2012. Set forth below are the voting results for each of the proposals.

Item 1: Election of two directors:

Nominee	For	Withheld	Broker Non-votes
Gerald K. Perkel	9,758,366	395,060	8,096,701
David Sandberg	9,374,388	779,038	8,096,701

Item 2: Approval of an amendment to the Company’s Second Restated Articles of Incorporation to eliminate the classified structure of the Company’s Board of Directors:

For	Against	Abstain	Broker Non-votes
9,701,184	389,332	62,910	8,096,701

(Approval of this proposal required the affirmative vote of not less than 75 percent of the votes entitled to be cast, which was not obtained)

Item 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending September 28, 2012:

For	Against	Abstain	Broker Non-votes
17,524,913	674,456	50,758	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 13, 2012.

PLANAR SYSTEMS, INC.
(Registrant)

By:	/s/ Stephen M. Going
Stephen M. Going, Senior Vice President, General Counsel and Secretary

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